  EX-33.5
(logo) TRIMONT
REAL ESTATE ADVISORS

Management's Certification Regarding Compliance with Applicable Servicing
Criteria

TriMont Real Estate Advisors, Inc. (the "Asserting Party") is responsible for assessing compliance as of and for the year ended December 31, 2011 (the
"Reporting Period") with the applicable servicing criteria set forth in Item
1122(d) of the Securities and Exchange Commission's Regulation AB as set forth in Exhibit A hereto (the "Applicable Servicing Criteria"). The transactions covered by this report are only those transactions processed by the Asserting
Party in its capacity as trust or operating advisor for the asset backed securities transactions listed in Exhibit B hereto (the "Platform").

TriMont used the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB to assess compliance with the Applicable
Servicing Criteria.

The Asserting Party has assessed it compliance with the Applicable Servicing
Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2011 and for the Reporting Period with respect to the
Platform.

Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable
Servicing Criteria as of December 31, 2011 and for the Reporting Period as set
forth in this assertion.

TriMont Real Estate Advisors, Inc.

March 1, 2012

/s/ Ernest J. Davis
Ernest J. Davis
Managing Director

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
General Servicing Considerations
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(1)(i)         Policies and            Policies and  procedures are          N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Procedures              instituted to monitor any
                                          performance or other
                                          triggers and events of
                                          default in accordance with
                                          the transaction agreements.

(d)(1)(ii)        Policies and            If any material servicing             N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Procedures              activities are outsourced to
                  (vendors)               third parties, policies and
                                          procedures are instituted to
                                          monitor the third party's
                                          performance and
                                          compliance with such
                                          servicing activities.

(d)(1)(iii)       Back-up                 Any requirements in the               N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Servicer                transaction agreements to
                                          maintain a back-up servicer
                                          for the pool assets are
                                          maintained.

(d)(1)(iv)        Fidelity Bond           A fidelity bond and errors            N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          and omissions policy is in
                                          effect on the party
                                          participating in the servicing
                                          function throughout the
                                          reporting period in the
                                          amount of coverage
                                          required by and otherwise
                                          in accordance with the
                                          terms of the transaction
                                          agreements.

Cash Collection and Administration

(d)(2)(i)         2 Days to               Payments on pool assets are           N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  deposit                 deposited into the
                  Payments into           appropriate custodial bank
                  Custodial               accounts and related bank
                  Accounts                clearing accounts no more
                                          than two business days of
                                          receipt, or such other
                                          number of days specified in
                                          the transaction agreements.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(2)(ii)        Wire Transfers          Disbursements made via                N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          wire transfer on behalf of an
                                          obligor or to an investor are
                                          made only by authorized
                                          personnel

(d)(2)(iii)       Advances                Advances of funds or                  N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          guarantees regarding
                                          collections, cash flows or
                                          distributions, and any
                                          interest or other fees
                                          charged for such advances,
                                          are made, reviewed and
                                          approved as specified in the
                                          transaction agreements.

(d)(2)(iv)        Commingling             The related accounts for the          N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          transaction, such as cash
                                          reserve accounts or
                                          accounts established as a
                                          form of over
                                          collateralization, are
                                          separately maintained (e.g.,
                                          with respect to commingling
                                          of cash) as set forth in the
                                          transaction agreements.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(2)(v)         Federally               Each custodial account is             N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Insured                 maintained at a federally
                  Institution             insured depository
                                          institution as set forth in the
                                          transaction agreements. For
                                          purposes of this criterion,
                                          "federally insured
                                          depository institution" with
                                          respect to a foreign financial
                                          institution means a foreign
                                          financial institution that
                                          meets the requirements of
                                          Section 240.13k-1(b)(1) of this
                                          chapter. l.3 Each custodial
                                          account shall be maintained
                                          at a federally insured
                                          depository institution in
                                          trust for the applicable
                                          investor.

(d)(2)(vi)        Unissued                Unissued checks are                   N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Checks                  safeguarded so as to
                                          prevent unauthorized
                                          access.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(2)(vii)       Reconciliations         Reconciliations are                   N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          prepared on a monthly basis
                                          for all asset-backed
                                          securities related bank
                                          accounts, including
                                          custodial accounts and
                                          related bank clearing
                                          accounts. These
                                          reconciliations: (a) are
                                          mathematically accurate;
                                          (b) are prepared within 30
                                          calendar days after the bank
                                          statement cutoff date, or
                                          such other number of days
                                          specified in the transaction
                                          agreements; (c) are
                                          reviewed and approved by
                                          someone other than the
                                          person who prepared the
                                          reconciliation; and (d)
                                          contain explanations for
                                          reconciling items. These
                                          reconciling items are
                                          resolved within 90 calendar
                                          days of their original
                                          identification, or such other
                                          number of days specified in
                                          the transaction agreements.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>
Investor Remittances and Reporting

(d)(3)(i)         Reports to the          Reports to investors,                 X^1       X^1         X^1        X^1        X^1
                  Investor                including those to be filed
                                          with the Commission, are
                                          maintained in accordance
                                          with the transaction
                                          agreements and applicable
                                          Commission requirements.
                                          Specifically, such reports:
                                          (a) are prepared in
                                          accordance with timeframes
                                          and other terms set forth in
                                          the transaction agreements;
                                          (b) provide information
                                          calculated in accordance
                                          with the terms specified in
                                          the transaction agreements;
                                          (c) are filed with the
                                          Commission as required by
                                          its rules and regulations;
                                          and (d) agree with investors'
                                          or the trustee's records as
                                          to the total unpaid principal
                                          balance and number of pool
                                          assets serviced by the
                                          servicer.

(d)(3)(ii)        Investor                Amounts due to investors              N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Remittance              are allocated and remitted
                                          in accordance with
                                          timeframes, distribution
                                          priority and other terms set
                                          forth in the transaction
                                          agreements.

(d)(3)(iii)       Investor's              Disbursements made to an              N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Records                 investor are posted within
                                          two business days to the
                                          servicer's investor records,
                                          or such other number of
                                          days specified in the
                                          transaction agreements.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(3)(iv)        Remittance              Amounts remitted to                   N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  and Bank                investors per the investor
                  Statements              reports agree with cancelled
                                          checks, or other form of
                                          payment, or custodial bank
                                          statements.

Pool Asset Administration

(d)(4)(i)         Collateral/             Collateral or security on             N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Security on             pool assets is maintained as
                  Pool Assets             required by the transaction
                                          agreements or related pool
                                          asset documents.

(d)(4)(ii)        Safeguard Pool          Pool assets and related               N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Assets                  documents are safeguarded
                                          as required by the
                                          transaction agreements.

(d)(4)(iii)       Changes to the          Any additions, removals or            N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Pool Assets             substitutions to the asset
                                          pool are made, reviewed
                                          and approved in accordance
                                          with any conditions or
                                          requirements in the
                                          transaction agreements.

(d)(4)(iv)        Obligor's               Payments on pool assets,              N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Payment                 including any payoffs, made
                  Record                  in accordance with the
                                          related pool asset
                                          documents are posted to
                                          the applicable servicer's
                                          obligor records maintained
                                          no more than two business
                                          days after receipt, or such
                                          other number of days
                                          specified in the transaction
                                          agreements, and allocated
                                          to principal, interest or
                                          other items (e.g., escrow) in
                                          accordance with the related
                                          pool asset documents.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(4)(v)         Pool Asset              The servicer's records                N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Records Match           regarding the pool assets
                  UPB                     agree with the servicer's
                                          records with respect to an
                                          obligor's unpaid principal
                                          balance.

(d)(4)(vi)        Loan                    Changes with respect to the           N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Modifications           terms or status of an
                                          obligor's pool asset (e.g loan
                                          modifications or re-agings)
                                          are made, reviewed and
                                          approved by authorized
                                          personnel in accordance
                                          with the transaction
                                          agreements and related
                                          pool asset documents.

(d)(4)(vii)       Loss Mitigation         Loss mitigation or recovery           X^1       X^1         X^1        X^1        X^1
                  Actions                 actions (e.g., forbearance
                                          plans, modifications and
                                          deeds in lieu of foreclosure,
                                          foreclosures and
                                          repossessions, as
                                          applicable) are initiated,
                                          conducted and concluded in
                                          accordance with the
                                          timeframes or other
                                          requirements established by
                                          the transaction agreements.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(4)(viii)      Collection              Records documenting                   N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Efforts                 collection efforts are
                  Documented              maintained during the
                                          period a pool asset is
                                          delinquent in accordance
                                          with the transaction
                                          agreements. Such records
                                          are maintained on at least a
                                          monthly basis, or such other
                                          period specified in the
                                          transaction agreements,
                                          and describe the entity's
                                          activities in monitoring
                                          delinquent pool assets
                                          including, for example,
                                          phone calls, letters and
                                          payment rescheduling plans
                                          in cases where delinquency
                                          is deemed temporary (e.g.,
                                          illness or unemployment)

(d)(4)(ix)        ARMs                    Adjustments to interest               N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          rates or rates of return for
                                          pool assets with variable
                                          rates are computed based
                                          on the related pool asset
                                          documents.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(4)(x)         Escrow Funds            Regarding any funds held in           N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                                          trust for an obligor such
                                          funds are (a) analyzed, in
                                          accordance with the
                                          obligor's pool asset
                                          documents, on at least an
                                          annual basis, or such other
                                          period specified in the
                                          transaction agreements; (b)
                                          interest on such funds is
                                          paid, or credited, to obligors
                                          in accordance with
                                          applicable pool asset
                                          documents and state laws;
                                          and (c) returned to the
                                          obligor within 30 calendar
                                          days of full repayment of
                                          the related pool assets, or
                                          such other number of days
                                          specified in the transaction
                                          agreements.

(d)(4)(xi)        Timely                  Payments made on behalf               N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Payments                of an obligor (such as tax or
                                          insurance payments) are
                                          made on or before the
                                          related penalty or
                                          expiration dates, as
                                          indicated on the
                                          appropriate bills or notices
                                          for such payments, provided
                                          that such support has been
                                          received by the servicer at
                                          least 30 calendar days prior
                                          to these dates, or such
                                          other number of days
                                          specified in the transaction
                                          agreements.

(page)

EXHIBIT A

                                                                                DBUBS                                       UBS
                                                                                2011-     WFRBS       MSC        CFCRE      CCMT-
                         Regulation AB Criteria                                 LC3       2011-C5     2011-C3    2011-C2    2011
Section           Description             Criteria                                             Applicable Criteria
<s>               <c>                     <c>                                   <c>       <c>         <c>        <c>        <c>

(d)(4)(xii)       Late Payment            Any late payment penalties            N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Penalties               in connection with any
                                          payment to be made on
                                          behalf of an obligor are paid
                                          from the Servicer's funds
                                          and not charged to the
                                          obligor, unless the late
                                          payment was due to the
                                          obligor's error or omission.

(d)(4)(xiii)      Obligor's               Disbursements made on                 N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Records                 behalf of an obligor are
                                          posted within two business
                                          days to the obligor's records
                                          maintained by the servicer,
                                          or such other number of
                                          days specified in the
                                          transaction agreements.

(d)(4)(xiv)       Delinquencies,          Delinquencies, Charge-offs,           N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Charge-offs,            and uncollectible accounts
                  and Other               are recognized and
                  Uncollectible           recorded in accordance with
                  Accounts                the transaction agreements.

(d)(4)(xv)        Any External            Any external enhancement              N/A^2     N/A^2       N/A^2      N/A^2      N/A^2
                  Enhancement             or other support, identified
                                          in Item 1114(a)(1) through
                                          (3) or Item 1115 of this
                                          Regulation AB, is
                                          maintained as set forth in
                                          the transaction agreements.

1. This criteria is applicable for the securitization; however, there were no specially serviced loans serviced under this securitization during the reporting period. Therefore no trust/operating advisor actions were required.

2. With respect to Applicable Servicing Criteria cells in Exhibit A that are denoted with an "N/A^2", the criteria was not in scope for the transaction.


(page)

Exhibit B

Name                           Transaction                                                       Period of Service
<s>                            <c>                                                               <c>

DBUBS 2011-LC3                 Commercial Mortgage Pass-Through Certificates, DBUBS              August 1, 2011-
                               2011-LC3 pursuant to the Pooling and Servicing Agreement          December 31, 2011
                               dated August 1, 2011

WFRBS 2011-C5                  Commercial Mortgage Pass-Through Certificates, WFRBS              November 1, 2011-
                               2011-C5 pursuant to the Pooling and Servicing Agreement           December 31, 2011
                               dated November 1, 2011

MSC 2011-C3                    Commercial Mortgage Pass-Through Certificates, MSC 2011-          October 1, 2011-
                               C3 pursuant to the Pooling and Servicing Agreement dated          December 31, 2011
                               October 1, 2011

CFCRE 2011-C2                  Commercial Mortgage Pass-Through Certificates, CFCRE              December 11, 2011-
                               2011-C2 pursuant to the Pooling and Servicing Agreement           December 31, 2011
                               dated December 11, 2011

UBS CCMT-2011                  Commercial Mortgage Pass-Through Certificates, UBS                December 1, 2011-
                               CCMT-2011 pursuant to the Pooling and Servicing                   December 31, 2011
                               Agreement dated December 1, 2011